UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 19, 2015

AUXILIO, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-27507	88-0350448
(Commission File Number)	(I.R.S. Employer Identification No.)

26300 La Alameda, Suite 100
Mission Viejo, California  92691
(Address of principal executive offices)

(949) 614-0700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

[Missing Graphic Reference]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.
Item 3.02                      Unregistered Sales of Equity Securities.

On February 19, 2015, Auxilio, Inc. (“Auxilio”), entered into a Note Conversion Agreement (the “Conversion Agreement”) with Mike Gentile, the Executive Vice President of Innovation and Security of Auxilio, pursuant to which Mr. Gentile converted an Amended and Restated Promissory Note dated July 1, 2014 (the “Note”) into shares of Auxilio common stock. The Conversion Agreement was made effective as of January 12, 2015.

By way of background, Auxilio had issued the Note to Mr. Gentile in connection with the purchase by Auxilio of all of the outstanding shares of Delphiis, Inc. (“Delphiis”), effective July 1, 2014.  Mr. Gentile was an officer and director of Delphiis, and Delphiis owed Mr. Gentile certain amounts.  Auxilio agreed to assume these obligations of Delphiis, and issued to Mr. Gentile the Note.

On February 19, 2015, pursuant to the Conversion Agreement, Mr. Gentile agreed to convert the principal amount of the Note, $257,835.17 into 257,835 shares of Auxilio common stock (the “Shares”).  The issuances of the Shares to Mr. Gentile were restricted as follows: (i) 128,917 of the Shares may not be sold or transferred until Delphiis reaches an aggregate value of signed contracts with Delphiis customers (“Bookings”) of $1,500,000; and (ii) the remaining 128,917 Shares may not be sold or transferred until Delphiis reaches an aggregate value of Bookings of $4,000,000.

As of February 19, 2015, Delphiis had achieved the $1,500,000 Bookings threshold, and as such, Auxilio issued 128,917 of the Shares to Mr. Gentile, and on February 24, 2015, instructed its transfer agent to issue a stock certificate for these Shares.

The Shares issued in connection with the conversion of the Note were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) of the Securities Act of 1933, as amended, (“Securities Act”), based upon the following: (a) there was no public offering or general solicitation with respect to the offering of such shares, (b) Mr. Gentile had access to materials and other information with respect to the Company, (c) Mr. Gentile represented and warranted that he is an “accredited investor,” and (d) Mr. Gentile acknowledged that the shares of the Company’s common stock were being acquired for investment intent and constitute “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Note Conversion Agreement dated January 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIO, INC.

Date:	February 26, 2015
By:	/s/ Paul T. Anthony
Name:	Paul T. Anthony
Title:	Chief Financial Officer